UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 27, 2018
Boston Private Financial Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-35070	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Ten Post Office Square, Boston, Massachusetts 02109
(Address of principal executive offices)
(617) 912-1900
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01.    Regulation FD Disclosure
Boston Private Bank & Trust Company (the “Bank”), a wholly-owned subsidiary of Boston Private Financial Holdings, Inc. (“Boston Private”), has prepared a brochure containing information relating to the Bank’s financial highlights as of September 30, 2018. It is expected that this brochure will be provided to existing clients of the Bank, and also to prospective clients or others, upon their request. The brochure consists of an unaudited balance sheet and financial metrics, including capital ratios, reflecting the Bank’s financial position as of September 30, 2018. The brochure is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference in its entirety.
The information in this Current Report on Form 8-K (including the exhibit hereto) is furnished pursuant to Item 7 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of Boston Private under the Securities Act of 1933, as amended. Furthermore, the furnishing of this Current Report on Form 8-K is not intended to constitute a determination by Boston Private that the information contained herein (including the exhibits hereto) is material or that the dissemination of such information is required by Regulation FD.
The brochure (furnished herewith as Exhibit 99.1) contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements, estimates, projections, expectations or predictions about future events and often include words such as “estimate,” “projects,” “will,” “targets,” “expects,” and other words or expressions indicating statements about the future. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are in some cases beyond the control of Boston Private, and which may cause the actual results, performance or achievements of Boston Private to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Boston Private disclaims any obligation to update any of the forward-looking statements contained herein to reflect future events or developments.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.
99.1    Brochure Entitled “Quarterly Statement of Financial Condition”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

	By:	/S/ STEVEN M. GAVEN
	Name:	Steven M. Gaven
	Title:	Executive Vice President, Chief Financial Officer
Date: November 27, 2018

EXHIBIT INDEX

    Exhibit
No.     Description
99.1     Brochure Entitled “Quarterly Statement of Financial Condition”